SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): September 9, 2003



                           WESTERBEKE CORPORATION
           (Exact name of Registrant as specified in its Charter)


          Delaware                    0-15046             04-1925880
(State or other Jurisdiction)      (Commission          (IRS Employer
       of Incorporation)           File Number)       Identification No.)


                       Myles Standish Industrial Park
                            150 John Hancock Road
                              Taunton, MA 02780
                  (Address of principal executive offices)


     Registrant's telephone number, including area code: (508) 823-7677


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits.  The following exhibit is filed with this report:

   99.1 Press release, dated September 9, 2003, regarding the Company's results for the quarter and nine-months ended July 26, 2003.


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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WESTERBEKE CORPORATION

Date: September 9, 2003
                                          By: /s/ Gregory Haidemenos
                                          Gregory Haidemenos
                                          Principal Financial and
                                          Accounting Officer

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